Institutional Class HAIGX
Retirement Class HNGFX
Administrative Class HRIGX
Investor Class HIIGX
Harbor International Growth Fund

Supplement to Summary Prospectus dated March 1, 2018
Effective September 3, 2018, all references to Tom Walsh as portfolio manager for Harbor International Growth Fund (“Fund”) are deleted. Baillie Gifford Overseas Limited continues to serve as the subadviser to the Fund, and Gerard Callahan, Iain Campbell, Joseph M. Faraday, CFA, Moritz Sitte, CFA, and Sophie Earnshaw, CFA continue to serve as co-portfolio managers for the Fund.
September 12, 2018
Investors Should Retain This Supplement For Future Reference
S0918.SP.IG